Ex 10.1

AMENDMENT NUMBER ONE
to
MASTER REPURCHASE AGREEMENT,
dated as of May 25, 2006
among
BANK OF AMERICA, N.A.
MORTGAGEIT HOLDINGS, INC.
and
MORTGAGEIT, INC.

This AMENDMENT NUMBER ONE to the Master Repurchase Agreement (‘‘Amendment Number One’’) is made and is effective as of this 15th day of December, 2006 (the ‘‘Effective Date’’), among MORTGAGEIT HOLDINGS, INC. and MORTGAGEIT, INC. (together the ‘‘Sellers’’ and individually a ‘‘Seller’’) and BANK OF AMERICA, N.A. (the ‘‘Buyer’’).

RECITALS

WHEREAS, the Sellers and Buyer agree to amend the Master Repurchase Agreement as provided herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Defined Terms.     Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase Agreement.

SECTION 2.    Amendment.     As of the Effective Date, the first sentence in Section 28 shall be deleted and shall be replaced with the following:

‘‘This Agreement shall remain in effect until the earlier of (i) the date which is 364 days after the Effective Date, (ii) a Change in Control and (iii) at Buyer’s option upon the occurrence of an Event of Default (such date, the ‘‘Termination Date’’).

SECTION 3.    Fees and Expenses.    Sellers agree to pay to Buyer all fees and out-of-pocket expenses incurred by Buyer in connection with this Amendment Number One (including all fees and out-of-pocket costs and expenses of Buyer’s legal counsel incurred in connection with this Amendment Number One), in accordance with Section 24 of the Master Repurchase Agreement.

SECTION 4.    Limited Effect.    Except as expressly amended and modified by this Amendment Number One, the Master Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Master Repurchase Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Master Repurchase Agreement, any reference in any of such items to the Master Repurchase Agreement being sufficient to refer to the Master Repurchase Agreement as amended hereby.

SECTION 5.    Representations.    The Sellers hereby represent to the Buyer that as of the date hereof, after giving effect to this Amendment Number One, each Seller is in full compliance with all of the terms and conditions of the Master Repurchase Agreement, and no default or Event of Default has occurred and is continuing thereunder.

SECTION 6.    GOVERNING LAW.    THIS AMENDMENT NUMBER ONE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 7.    Counterparts.    This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment Number One to the Master Repurchase Agreement as of the date first above written.

MORTGAGEIT HOLDINGS, INC., as Seller
By:	/s/ Glenn J. Mouridy
Name:	Glenn J. Mouridy
Title:	President and Chief Financial Officer
MORTGAGEIT, INC., as Seller
By:	/s/ Robert A. Gula
Name:	Robert A. Gula
Title:	Chief Financial Officer
BANK OF AMERICA, N.A., as Buyer
By:	/s/ Scott Bell
Name:	Scott Bell
Title:	Principal